FEDERAL RELIEF LOANS (Details) - USD ($)		1 Months Ended
	Jul. 07, 2020	May 07, 2020
Federal Relief Loan [Abstract]
Payroll protection program loan, description		the Company received a Payroll Protection Program ("PPP") loan through its bankers, Wells Fargo Bank, amounting to $60,292 earning interest at 1% per annum, maturing on May 5, 2022 and repayable in installments of $2,538 commencing on November 5, 2020. The Company may apply for the loan to be forgiven in whole or in part based on the loan being utilized for payroll costs, continuation of healthcare benefits, mortgage interest payments, rent, utility and interest payments on any other debt obligation. The Company anticipates that the loan will be forgivable.
Loan amount	$ 150,000
Maturity date	Jul. 07, 2050
Repayments of installment	$ 731
Bearing interest	3.75%